SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2005

                                   INYX, INC.

             (Exact name of registrant as specified in its charter)


          Nevada                         333-83152               75-2870720
          ------                         ---------               ----------
(State or other jurisdiction            (Commission           (I.R.S. Employer
     of incorporation)                  File Number)         Identification No.)

                825 Third Avenue, 40th Floor, New York, NY 10022
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (212) 838-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure

      On March 31, 2005, Registrant issued two press releases disclosing the Closing of the Asset Purchase Agreement to acquire certain assets of Aventis Pharmaceuticals Puerto Rico, Inc. and the signing of long term financing for the acquisition, to refinance existing credit and provide working capital.

      Such press releases are contained in Exhibits 99.1 and 99.2 hereto, which are being furnished, and shall not be deemed to be "filed", with the SEC. Such exhibit shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01. Financial Exhibits, Pro Forma Financial Information and Exhibits.

      99.1  Press Release regarding Aventis closing

      99.2  Press Release regarding financing

      --------------------------


                                   SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INYX, INC.



                                           By: /s/ Jack Kachkar
                                               --------------------------------
                                               Jack Kachkar, Chairman

Dated: April 1, 2005


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                                INDEX TO EXHIBITS


99.1 Press Release issued March 31, 2005 regarding closing of asset purchase from Aventis Pharmaceuticals Puerto Rico, Inc.

99.2  Press Release regarding financing from Westernbank Puerto Rico.